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                                  EXHIBIT 99.1



                                REVOCABLE PROXY
                             CENTRAL CALIFORNIA BANK
                     SOLICITED BY THE BOARD OF DIRECTORS FOR
                       THE SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 26, 2002

        The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders of Central California Bank and the accompanying Proxy Statement-Prospectus dated March ___, 2002, and revoking any Proxy heretofore given, hereby constitutes and appoints Richard Berger, John D. Egger and David G. Thornton, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of Common Stock of Central California Bank, a California state-chartered bank, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Special Meeting of Shareholders of Central California Bank, to be held at the Bank's Downtown Office, 181 South Washington Street, Sonora, California on Thursday, March 26, 2002 at 5:00 p.m., or at any postponement or adjournment thereof, as set forth below. All properly executed proxies will be voted as indicated.

        The Board of directors recommends that you vote "FOR" the merger. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING ITEM:

1. APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION WITH WESTERN SIERRA BANCORP pursuant to which Central California Bank will become a wholly-owned subsidiary of Western Sierra Bancorp and the shareholders of Central California Bank will be entitled to receive $14.10 worth of newly issued shares of Western Sierra Bancorp's common stock, cash, or a combination of the two, as more fully set forth in the Proxy Statement-Prospectus.


     [ ] FOR                    [ ] AGAINST                    [ ] ABSTAIN


              (CONTINUED AND TO BE DATED AND SIGNED ON OTHER SIDE)


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        THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS AND
MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

        WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

        I/WE DO _______OR I/WE DO NOT _______ EXPECT TO ATTEND THIS MEETING.


PLEASE DATE AND SIGN EXACTLY AS YOUR NAME(S) APPEAR BELOW. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. ALL JOINT OWNERS SHOULD SIGN.

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              SIGNATURE                                     NUMBER OF
                                                          COMMON SHARES


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              SIGNATURE                                     NUMBER OF
                                                          COMMON SHARES


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                                                               DATE